AB Multi-Manager Select Retirement Allocation Fund

Portfolio of Investments

October 31, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 99.6%
Funds and Investment Trusts - 99.6% (a)
AB All Market Real Return Portfolio-Class Z (b)	34,109	$292,656
AB Bond Inflation Strategy Portfolio-Class Z (b)	62,872	679,014
AB Discovery Value Fund-Class Z (b)	4,963	96,436
AB Global Bond Fund, Inc.-Class Z (b)	145,427	1,255,036
AB Global Real Estate Investment Fund II-Class I (b)	15,945	197,403
AB High Income Fund, Inc.-Class Z (b)	23,825	195,363
AB Relative Value Fund-Class Z (b)	33,814	195,105
AB Unconstrained Bond Fund, Inc.-Class Z (b)	62,606	488,958
AQR International Defensive Style Fund-Class R6	21,935	295,240
Baird Short Term Bond Fund	80,503	788,124
BlackRock Total Return Bond Fund-Class K	49,466	591,612
Boston Partners Long/Short Research Fund-Class INS	12,477	195,143
DFA Commodity Strategy Portfolio	36,224	197,783
iShares Core S&P 500 ETF	2,101	640,742
MFS Institutional International Equity Fund	3,677	100,340
PIMCO Real Return Fund	43,213	483,119
Schwab US Dividend Equity ETF	12,282	681,897
T. Rowe Price International Funds-International Discovery Fund-Class I	1,505	98,086
Vanguard FTSE Developed Markets ETF	2,324	98,538
Vanguard FTSE Emerging Markets ETF	2,338	97,845
Vanguard Short-Term Bond ETF (c)	16,992	1,375,842
Vanguard Total Bond Market ETF	8,751	739,631

Total Investment Companies (cost $9,556,861)		9,783,913

SHORT-TERM INVESTMENTS - 0.4%
Investment Companies - 0.4%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 1.78% (a)(b)(d) (cost $38,216)	38,216	38,216

Total Investments - 100.0% (cost $9,595,077) (e)		9,822,129
Other assets less liabilities - 0.0%		253

Net Assets - 100.0%		$9,822,382

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	Represents entire or partial securities out on loan.
(d)	The rate shown represents the 7-day yield as of period end.

(e)

As of October 31, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $284,219 and gross unrealized depreciation of investments was $(57,167), resulting in net unrealized appreciation of $227,052.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select Retirement Allocation Fund

October 31, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$9,783,913	$	– 0	–	$	– 0	–	$9,783,913
Short-Term Investments	38,216		– 0	–		– 0	–	38,216

Total	$9,822,129	$	– 0	–	$	– 0	–	$9,822,129

A summary of the Fund’s transactions in AB mutual funds for the three months ended October 31, 2019 is as follows:

												Distributions
Affiliated Issuer	Market Value 7/31/19 (000)		Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr./ (Depr.) (000)		Market Value 10/31/19 (000)	Dividend Income (000)			Realized Gains (000)
AB All Market Real Return Portfolio	$326		$6		$42		$(5)		$8		$293	$	– 0	–	$	– 0	–
AB Bond Inflation Strategy Portfolio	769		21		111		2		(2)		679		6			– 0	–
AB Discovery Value Fund	– 0	–	97		– 0	–	– 0	–	(1)		96		– 0	–		– 0	–
AB Global Bond Fund, Inc.	1,543		227		525		27		(17)		1,255		7			– 0	–
AB Global Real Estate Investment Fund II	214		5		36		2		12		197		1			– 0	–
AB High Income Fund, Inc.	225		3		31		(3)		1		195		3			– 0	–
AB Relative Value Fund	221		– 0	–	31		(3)		8		195		– 0	–		– 0	–
AB Unconstrained Bond Fund, Inc.	437		111		53		(5)		(1)		489		4			– 0	–
Government Money Market Portfolio	13		918		893		– 0	–	– 0	–	38		– 0	–*		– 0	–

Total	$3,748		$1,388		$1,722		$15		$8		$3,437		$21		$	– 0	–

*	Amount less than $500.